UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21465

CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-877-711-4272

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders of CBRE Clarion Global Real Estate Income Fund (the “Trust”) is attached herewith.

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Annual Report for the Year Ended December 31, 2018

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year plus, if so desired by the Board, all or a portion of the capital gains and returns of capital from portfolio companies received by the Trust during the year.

In furtherance of its policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. In an effort to maintain the Trust’s monthly distribution at a stable level, the Board recognizes that a portion of the Trust’s distributions may be characterized as a return of capital, particularly in periods when the Trust incurs losses on its portfolio securities. Under such circumstances, the Board will not necessarily reduce the Trust’s distribution, but will closely monitor its sustainability, recognizing that losses may be reversed and that, in subsequent periods, gains on portfolio securities may give rise to the need for a supplemental distribution, which the Trust seeks to minimize. In considering sustainability, the Board may consider realized gains that have been offset, for the purposes of calculating taxable income, by capital loss carryforwards. Thus, the level of the Trust’s distributions will be independent of its performance for a particular period, but the Trust expects its distributions to correlate to its performance over time. In particular, the Trust expects that its distribution rate in relation to its net asset value (“NAV”) will correlate to its total return on NAV over time. The Trust’s total return on NAV is presented in the financial highlights table.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the policy without prior notice to shareholders. Shareholders should note that the managed distribution policy is subject to change or termination for a variety of reasons. Through its ownership of portfolio securities, the Trust is subject to risks including, but not limited to, declines in the value of real estate held by portfolio companies, risks related to general and local economic conditions, and portfolio company losses. An economic downturn might have a material adverse effect on the real estate markets and the real estate companies in which the Trust invests, which could result in the Trust failing to achieve its investment objectives and jeopardizing the continuance of the managed distribution policy. Please refer to the Trust’s Prospectus for a fuller description of the risks associated with investing in the Trust.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND ANNUAL REPORT 2018

Letter to Shareholders	2

Portfolio of Investments	8

Financial Statements	10

Notes to Financial Statements	15

Supplemental Information	22

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

ANNUAL REPORT 2018	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2018 Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Real estate stocks were negative during 2018, outperforming broad equities (1) but underperforming bonds (2). Listed real estate companies trailed equities for much of the year until the fourth quarter when they were “down less” as investors became more defensive, seeking the stability and dividend yield of listed real estate. Equity markets became particularly volatile late in the year on concerns of slowing global economic growth and elevated geo-political risk. These concerns increasingly brought into question the magnitude of a corporate earnings slowdown, economic deceleration and monetary policy which has been tightening globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times in 2018 to a 2.25-2.5% target range by the end of the year. The yield on the U.S. 10-year Treasury bond reflected increased concerns of an economic slowdown by finishing the year at 2.68% versus 3.05% three months ago (and 2.41% one year ago).

Property companies in the Asia-Pacific region performed the best during the year as they were “down less,” supported by positive total return in Japan which offset weakness elsewhere in the region from headwinds caused by trade tariff uncertainty between the U.S. and China. European shares suffered from worries on slowing economic growth exacerbated by Brexit and concerns about the ability of Italy to manage its deficit within the guidelines of the euro zone. North American property companies were -5.0% for the year. Weak performance occurred despite earnings growth which remained steady during the year across our coverage universe.

Global Real Estate Market Performance

Performance as of December 31, 2018

Region/Country	1H18	2H18	2018

North America (3)	0.9%	-5.9%	-5.0%

Europe (3)	-1.2%	-11.8%	-12.9%

Asia-Pacific (3)	0.1%	-2.0%	-1.9%

Global Common Stock (3)	0.4%	-6.0%	-5.6%

U.S. Preferred (4)	-0.7%	-7.6%	-8.3%

80/20 Blend of Global Common	0.2%	-6.2%	-6.1%

(1)	As measured by the MSCI World Index, which returned -8.20% in 2018.
(2)	As measured by the Bloomberg Barclays Global Aggregate Index, which returned -1.20% in 2018.
(3)

Represented by the FTSE EPRA/NAREIT Developed Index – Net. The Index is an unmanaged market-weighted index consisting of real estate companies from developed markets, where greater than 75% of constituents’ EBITDA (earnings before interest, taxes, depreciation, and amortization) is derived from relevant real estate activities, and is calculated net of withholding taxes. Investors cannot invest directly in an index.

(4)

Represented by the MSCI REIT Preferred Index, a preferred stock market capitalization weighted index of certain exchange traded preferred securities issued by U.S. equity and U.S. hybrid REITs. Investors cannot invest directly in an index.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Performance Review

The Trust’s net asset value (“NAV”) return was -9.7% during 2018 as the result of broadly negative returns globally, particularly during the second half of the year. Bright spots included holdings in regions or property types which are perceived to be more “defensive,” including those in Japan, northern Europe and the U.S. healthcare, self-storage, industrial and residential sectors. Exposure to the U.S. retail sector created a drag on performance in both the mall and shopping center property types despite elevated merger and acquisition (M&A) activity among Class A malls. Retail has historically been a stable defensive property sector given the long-term duration of leases and consistent consumer demand, but has been beset by negative headlines surrounding retailer store closings and increased penetration of on-line shopping. Positions in the data center sector also detracted from returns as these companies were negatively impacted by a broad sell-off in technology stocks late in the year. In the Asia-Pacific region, the Trust benefited from investments in outperforming Japan, where returns were positive, but this was more than offset by negative contribution elsewhere in the region which was negatively impacted by geo-political concerns including the impact from trade tariffs. European positions were generally negative with the exception of some holdings in Scandinavia, Belgium and Germany, which continued to see steady demand in the office and residential markets.

The Trust made total distributions of $0.60 per share during 2018, a level monthly distribution of $0.05 per share, which represents a 9.7% distribution rate on the $6.16 share price and a 7.9% distribution rate on the $7.55 NAV as of December 31st. (5) The Board will continue to review the level and sustainability of the Trust’s distribution in light of market conditions and the return potential of the portfolio.

The Trust continues to maintain a flexible and relatively low level of portfolio leverage. The Trust’s leverage position was 8% as of December 31st.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography. At December 31st, the Trust’s portfolio was approximately 48% invested in common stock within the Americas region, 19% in Asia-Pacific, 13% in Europe, with 20% invested in preferred stock of U.S. real estate companies. During the year, capital was rotated from Europe to North America. The Trust modestly increased its investments in preferred stocks throughout the year from 18% of the portfolio to 20%, as preferred stocks continue to provide stable, well-covered dividend income.

We are positive on property types and markets with valuations that are attractive relative to their growth. In the U.S., we favor the residential, self-storage, class A mall and technology companies. We also prefer grocery-anchored shopping centers and west coast urban office. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand, particularly in the coastal markets.

In Europe, we are positioned prudently to begin the year given the elevated risks surrounding Brexit. We favor the U.K. niche sector of student housing and the industrial sector, which continues to generate superior earnings growth on strong fundamentals. In Continental Europe, we prefer property companies in markets with superior growth, including Spain and the Nordic region, and we are cautious on retail. We continue to like German residential given its attractive combination of yield and growth which scores well in our stock ranking system.

(5)

The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

ANNUAL REPORT 2018	3

Portfolio Review

We are cautious and selective in markets and property types which appear expensive relative to their rate of earnings growth. This includes the Singapore and Canada markets, as well as the U.S. lodging, net lease, skilled nursing and suburban office sectors. This also includes Class B mall/shopping center companies globally.

In Australia, our outlook is mixed as property companies are benefiting from an attractive combination of yield and growth, although variation in property fundamentals range from a robust office market to an uncertain retail market and a residential market which is meeting headwinds of affordability. Increased M&A activity however is generating an underlying bid for the Australian REITs.

Geographic Diversification	Sector Diversification

Source: CBRE Clarion Securities as of 12/31/2018.

Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which include borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

Market Outlook

Economic growth is improving but decelerating into 2019. We believe the economic expansion will continue in 2019, but it is increasingly clear that the expansion is slowing more than previously expected. The fading of fiscal stimulus in the U.S. combined with continued monetary tightening, however moderated, will weigh on economic activity, as will negative sentiment surrounding elevated geo-political risk such as Brexit, U.S. trade policy, and a slowing China. This should ease inflationary pressures and the pace at which monetary policy is tightening, which should help keep interest rates range-bound. Weak energy markets should also act to counter-balance any inflationary pressures. Despite a slowing pace of growth, job markets remain tight at this stage of the economic cycle and the capital markets remain accommodative to companies that need to raise or refinance attractively priced debt.

We believe this “not too hot, not too cold” economic environment will be good for real estate stocks. Real estate companies should be rewarded for their steady earnings growth, predictable nature of cash flows, conservative balance sheets and cheap valuations relative to private market real estate values. We think investors will begin to appreciate the “bird in hand” nature of the dividend generated by real estate companies in a decelerating economic environment.

Quality of balance sheets will be even more important in 2019. A moderating economic environment will reinforce the importance of prudent and conservative leverage, including staggered debt maturities, matched duration of assets/liabilities and the nature of sources of capital. We believe that as debt spreads potentially widen, the companies with better balance sheets will emerge and out-perform their peers. Companies with higher leverage put themselves at risk, particularly if the property type or market is one which is vulnerable to decreases in asset values. Our portfolio construction favors companies with conservative balance sheets and capital structures.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

We believe that real estate companies will again generate earnings growth in the 4-5% range in 2019. With earnings generated by contractual leases, the quality and consistency of earnings is high. This contrasts with companies represented in the broader market, which are seeing sharply decelerating earnings growth. Earnings growth of S&P 500 companies is projected to decelerate from 22% in 2018 to nearly one-third of that rate for calendar year 2019. Conversely, real estate company earnings growth is expected to remain in the 4-5% range, consistent with 2018.

Regional Earnings Growth Forecast

Source: CBRE Clarion as of 12/31/2018.

“e” refers to estimates. “f” refers to forecasts. Forecasts are the opinion of CBRE Clarion, which is subject to change and is not intended to be a guarantee of future results or investment advice. Forecasts are not indicative of future investment performance.

The average dividend yield on real estate stocks remains attractive at 4.5% globally, and we believe that dividends will grow again in 2019. Current income generated by dividends remains a defining investment characteristic of the listed real estate sector. We project dividend growth to exceed earnings growth across the sector in 2019, driven by a combination of improving company cash flows as well as an expansion of dividend payout policies which remain conservative. Increasing dividends are emblematic of healthy companies in improving markets.

Current Dividend Yield

Source: CBRE Clarion as of 12/31/2018. Not all countries included.

Dividend yields fluctuate and are not necessarily indicative of present or future investment performance.

Information is subject to change and should not be construed as investment advice. Past performance is no guarantee of future results.

ANNUAL REPORT 2018	5

With real estate companies trading at a 16% discount to our estimate of inherent real estate value, or an implied unleveraged cash flow yield of 6%, we believe real estate stocks remain attractively priced relative to private real estate and competing asset classes. This is particularly true given the significant private capital which has been raised by private equity real estate funds, which Preqin estimated at $294 billion as of the end of October, 2018. With leverage, this capital easily implies more than $500 billion of potential buying power from private market buyers. We believe that M&A activity will continue to support the valuation of listed property companies as the gap between private real estate and public company valuations remains too wide. This should keep cap rates relatively low despite upward pressure on interest rates. If history is any guide, it is highly likely that some of this capital finds its way into the listed real estate market via M&A.

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 12/31/2018, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

The combination of expected portfolio income of over 5%, expected growth of earnings and dividends, and a continued discount to NAV makes us very constructive about the return potential of the portfolio.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

IMPORTANT DISCLOSURES AND RISK INFORMATION

The views expressed represent the opinion of CBRE Clarion Securities (“CBRE Clarion”), which are subject to change and are not intended as investment advice or a guarantee of future results. This material is for informational purposes only. It is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion believes the information to be accurate and reliable, we do not claim or accept responsibility for its completeness, accuracy, or reliability. Statements of future expectations, forecasts, estimates, projections, and other forward-looking statements are based on CBRE Clarion’s view at the time such statements were made. Accordingly, such statements are inherently speculative, as they are based on assumptions which may involve known and unknown risks and uncertainties. Any discussion of particular securities herein should not be perceived as a recommendation to purchase or sell any of those securities. It should not be assumed that investments in any securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International (non-US) investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

ANNUAL REPORT 2018	7

Portfolio of Investments

December 31, 2018

Shares		Market Value ($)

	Real Estate Securities* – 108.9%

	Common Stock – 87.1%

	Australia – 4.3%

2,418,905	GPT Group	$9,093,532

13,109,708	Mirvac Group	20,673,479

2,800,952	Scentre Group	7,690,291

		37,457,302

	Belgium – 1.5%

140,586	Shurgard Self Storage SA (a)	3,897,238

67,859	Warehouses De Pauw CVA	8,936,410

		12,833,648

	Canada – 1.8%

520,400	Chartwell Retirement Residences	5,208,572

470,200	Killam Apartment Real Estate Investment Trust	5,487,617

215,200	SmartCentres Real Estate Investment Trust	4,857,678

		15,553,867

	France – 0.2%

10,253	Altarea	1,943,295

	Germany – 5.3%

121,912	ADO Properties SA	6,343,835

191,784	Deutsche EuroShop AG	5,555,487

138,194	LEG Immobilien AG	14,394,813

458,888	Vonovia SE	20,768,032

		47,062,167

	Hong Kong – 6.8%

3,277,200	CK Asset Holdings Ltd.	23,984,566

1,575,300	Hongkong Land Holdings Ltd.	9,924,390

2,570,000	Link REIT	26,030,385

		59,939,341

	Ireland – 1.2%

7,073,713	Hibernia REIT PLC	10,180,669

	Japan – 9.0%

1,102,584	Hulic Co. Ltd.	9,898,785

3,510	Hulic Reit, Inc.	5,451,433

15,770	Japan Hotel REIT Investment Corp.	11,268,906

1,098	Kenedix Office Investment Corp.	7,005,423

932,200	Mitsui Fudosan Co., Ltd.	20,774,087

428,000	Nomura Real Estate Holdings, Inc.	7,860,548

10,382	Orix JREIT, Inc.	17,259,963

		79,519,145

	Mexico – 1.1%

6,043,300	Prologis Property Mexico SA de CV	9,297,975

	Singapore – 1.4%

3,452,300	CapitaLand Ltd.	7,877,222

Shares		Market Value ($)

814,300	City Developments Ltd.	$4,851,149

		12,728,371

	Spain – 0.6%

613,729	Inmobiliaria Colonial Socimi SA	5,707,387

	Sweden – 2.3%

516,861	Castellum AB	9,522,972

810,972	Fabege AB	10,808,265

		20,331,237

	United Kingdom – 2.5%

1,415,598	Segro PLC	10,611,901

1,149,176	UNITE Group PLC (The)	11,796,538

		22,408,439

	United States – 49.1%

139,668	Alexandria Real Estate Equities, Inc.	16,095,340

163,808	American Campus Communities, Inc.	6,780,013

60,940	AvalonBay Communities, Inc.	10,606,607

580,924	Brixmor Property Group, Inc.	8,533,773

597,743	Columbia Property Trust, Inc.	11,566,327

1,322,822	Cousins Properties, Inc.	10,450,294

559,226	CubeSmart	16,044,194

353,464	CyrusOne, Inc.	18,691,176

540,440	Douglas Emmett, Inc.	18,445,217

489,199	Duke Realty Corp.	12,670,254

13,508	Equinix, Inc.	4,762,380

371,300	Equity Residential	24,509,513

38,567	Essex Property Trust, Inc.	9,457,014

168,643	Extra Space Storage, Inc.	15,258,819

326,600	HCP, Inc.	9,121,938

850,172	Healthcare Trust of America, Inc., Class A	21,517,853

75,032	Hilton Worldwide Holdings, Inc.	5,387,298

234,022	Hudson Pacific Properties, Inc.	6,800,679

677,196	Invitation Homes, Inc.	13,598,096

240,205	Liberty Property Trust	10,059,785

543,616	MGM Growth Properties LLC, Class A	14,356,899

545,592	Piedmont Office Realty Trust, Inc., Class A	9,296,888

285,097	Prologis, Inc.	16,740,896

47,748	Public Storage	9,664,673

254,701	Regency Centers Corp.	14,945,855

158,085	Simon Property Group, Inc.	26,556,699

486,957	STORE Capital Corp.	13,785,753

274,171	Sun Communities, Inc.	27,885,932

197,971	Taubman Centers, Inc.	9,005,701

1,874,544	VEREIT, Inc.	13,402,990

477,301	VICI Properties, Inc.	8,963,713

253,833	Welltower, Inc.	17,618,548

		432,581,117

	Total Common Stock (cost $810,287,558)	767,543,960

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments concluded

Shares		Market Value ($)

	Preferred Stock – 21.8%

	United States – 21.8%

525,265	American Homes 4 Rent, Series D, 6.500%	$11,828,968

741,000	Brookfield Property REIT, Inc., Series A, 6.375%	16,042,650

100,000	CBL & Associates Properties, Inc., Series D, 7.375%	1,058,000

500,302	Digital Realty Trust, Inc., Series C, 6.625%	13,247,997

245,403	Digital Realty Trust, Inc., Series J, 5.250%	5,141,193

280,000	EPR Properties, Series G, 5.750%	5,852,000

282,200	Federal Realty Investment Trust, Series C, 5.000%	5,883,870

767,325	iStar, Inc., Series I, 7.500%	16,957,882

284,500	National Storage Affiliates Trust, Series A, 6.000%	6,387,025

500,000	Pebblebrook Hotel Trust, Series D, 6.375%	11,600,000

400,000	Pebblebrook Hotel Trust, Series E, 6.375%	9,620,000

500,000	Pebblebrook Hotel Trust, Series F, 6.300%	11,785,000

272,000	Pennsylvania Real Estate Investment Trust, Series B, 7.375%	4,449,920

341,100	Pennsylvania Real Estate Investment Trust, Series C, 7.200%	5,488,299

600,000	Public Storage, Series B, 5.400%	13,680,000

143,517	Rexford Industrial Realty, Inc., Series B, 5.875%	3,155,939

369,474	SITE Centers Corp., Series J, 6.500%	8,375,975

150,000	STAG Industrial, Inc., Series C, 6.875%	3,855,000

225,000	Summit Hotel Properties, Inc., Series D, 6.450%	4,860,000

287,077	Summit Hotel Properties, Inc., Series E, 6.250%	5,890,820

600,000	Sunstone Hotel Investors, Inc., Series E, 6.950%	14,910,000

379,377	Sunstone Hotel Investors, Inc., Series F, 6.450%	8,845,175

120,000	Taubman Centers, Inc., Series K, 6.250%	2,826,000

	Total Preferred Stock (cost $216,456,341)	191,741,713

	Total Investments – 108.9% (cost $1,026,743,899)	959,285,673

	Liabilities in Excess of Other Assets – (8.9)%	(78,650,101)

	Net Assets – 100.0%	$880,635,572

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. countries.

(a)	Non-income producing security.

See notes to financial statements.

ANNUAL REPORT 2018	9

Statement of Assets and Liabilities

December 31, 2018

Assets

Investments, at value (cost $1,026,743,899)	$959,285,673

Cash and cash equivalents	177,571

Receivable for investment securities sold	78,444

Unrealized appreciation on spot contracts	32

Dividends and interest receivable	5,651,577

Dividend withholding reclaims receivable	97,281

Other assets	109,376

Total Assets	965,399,954

Liabilities

Line of credit payable	74,110,800

Payable for investment securities purchased	9,126,022

Management fees payable	701,639

Line of credit interest payable	178,958

Dividend and distributions payable	177,503

Accrued expenses	469,460

Total Liabilities	84,764,382

Net Assets	$880,635,572

Composition of Net Assets

$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590

Additional paid-in capital	1,020,930,749

Distributable earnings / (accumulated loss)	(140,411,767)

Net Assets	$880,635,572

Net Asset Value (based on 116,590,494 shares outstanding)	$7.55

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Operations

For the Year Ended December 31, 2018

Investment Income

Dividends (net of foreign withholding taxes of $1,797,968)	$37,401,661

Other Income	1,452

Interest	470

Total Investment Income	37,403,583

Expenses:

Management fees	9,477,112

Interest expense on line of credit	3,581,185

Printing and mailing fees	523,111

Administration fees	232,991

Trustees’ fees and expenses	222,089

Custodian fees	215,805

Legal fees	178,461

Transfer agent fees	172,243

Insurance fees	152,619

NYSE listing fee	119,500

Audit and tax fees	102,633

Miscellaneous expenses	47,539

Total Expenses	15,025,288

Net Investment Income	22,378,295

Net Realized and Unrealized Gain (Loss) on Investments, Written Options, and Foreign Currency Transactions

Net realized gain (loss) on:

Investments	(37,604,878)

Written options	1,737,099

Foreign currency transactions	(308,481)

Total Net Realized Loss	(36,176,260)

Net change in unrealized appreciation (depreciation) on:

Investments	(84,107,321)

Written options	76,564

Foreign currency denominated assets and liabilities	(13,458)

Total Net Change in Unrealized Appreciation (Depreciation)	(84,044,215)

Net Realized and Unrealized Loss on Investments, Written Options, and Foreign Currency Transactions	(120,220,475)

Net Decrease in Net Assets Resulting from Operations	$(97,842,180)

See notes to financial statements.

ANNUAL REPORT 2018	11

Statements of Changes in

Net Assets

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017

Change in Net Assets Resulting from Operations

Net investment income	$22,378,295	$30,847,773

Net realized gain (loss) on investments, written options, and foreign currency transactions	(36,176,260)	51,871,638

Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency denominated assets and liabilities	(84,044,215)	26,748,919

Net increase (decrease) in net assets resulting from operations	(97,842,180)	109,468,330

Distributions on Common Shares

Distributions from distributable earnings*	(19,584,966)	(69,954,296)

Distributions from return of capital	(50,369,330)	—

Total distributions on Common Shares	(69,954,296)	(69,954,296)

Net Increase (Decrease) in Net Assets	(167,796,476)	39,514,034

Net Assets

Beginning of year	1,048,432,048	1,008,918,014

End of year*	$880,635,572	$1,048,432,048

*	See Note 2 (f)

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Cash Flows

For the Year Ended December 31, 2018

Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(97,842,180)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	84,107,321

Net change in unrealized appreciation/depreciation on options	(76,564)

Net realized loss on investments	37,604,878

Net realized gain on written options	(1,737,099)

Cost of securities purchased	(782,434,954)

Proceeds from sale of securities	921,361,751

Premiums received on written options	2,077,829

Payments to close written options	(56,642)

Increase in receivable for investment securities sold	(78,444)

Increase in dividends and interest receivable	(286,961)

Decrease in dividend withholding reclaims receivable	417,185

Decrease in unrealized appreciation on spot contracts	1,018

Increase in other assets	(338)

Increase in payable for investment securities purchased	8,793,611

Decrease in management fees payable	(182,416)

Decrease in line of credit interest payable	(172,753)

Increase in accrued expenses	91,914

Net Cash Provided by Operating Activities	171,587,156

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(69,976,395)

Proceeds from borrowing on line of credit	371,112,900

Payments on line of credit borrowings	(472,745,700)

Net Cash Used in Financing Activities	(171,609,195)

Net Decrease in cash	(22,039)

Cash and Cash Equivalents at Beginning of Year	199,610

Cash and Cash Equivalents at End of Year	$177,571

Supplemental disclosure

Interest paid on line of credit borrowings	$3,753,938

See notes to financial statements.

ANNUAL REPORT 2018	13

Financial Highlights

Per share operating performance for a share outstanding throughout the year	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

Net asset value, beginning of year	$8.99	$8.65	$9.04	$10.16	$9.04

Income from investment operations

Net investment income (1)	0.19	0.27	0.26	0.27	0.30

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(1.03)	0.67	(0.05)	(0.82)	1.36

Total from investment operations	(0.84)	0.94	0.21	(0.55)	1.66

Distributions on Common Shares

Net investment income	(0.17)	(0.60)	(0.34)	(0.57)	(0.40)

Return of capital	(0.43)	—	(0.26)	—	(0.14)

Total distributions to Common Shareholders	(0.60)	(0.60)	(0.60)	(0.57)	(0.54)

Net asset value, end of year	$7.55	$8.99	$8.65	$9.04	$10.16

Market value, end of year	$6.16	$7.92	$7.30	$7.64	$8.99

Total investment return (2)

Net asset value	(9.75)%	11.28%	2.17%	(5.57)%	18.73%

Market value	(15.52)%	17.22%	3.17%	(8.89)%	20.74%

Ratios and supplemental data

Net assets, applicable to Common Shares, end of year (thousands)	$880,636	$1,048,432	$1,008,918	$1,053,863	$1,184,712

Ratios to average net assets applicable to Common Shares of:

Net expenses	1.54%	1.43%	1.18%	1.19%	1.14%

Net expenses, excluding interest on line of credit	1.17%	1.16%	1.09%	1.10%	1.08%

Net investment income	2.30%	3.02%	2.86%	2.79%	3.05%

Portfolio turnover rate	70.38%	124.07%	67.36%	76.54%	21.27%

(1)	Based on average shares outstanding.

(2)

Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

See notes to financial statements.

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust.

(a) Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including dividends accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the unrealized appreciation/depreciation as of valuation date, calculated using an interpolated foreign exchange rate. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

U.S. GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions,

ANNUAL REPORT 2018	15

Notes to Financial Statements continued

the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2018 in valuing the Trust’s investments carried at fair value:

Assets	Level 1	Level 2	Level 3	Total

Investments in Real Estate Securities

Common Stock

Australia	$37,457,302	$—	$—	$37,457,302
Belgium	12,833,648	—	—	12,833,648
Canada	15,553,867	—	—	15,553,867
France	1,943,295	—	—	1,943,295
Germany	47,062,167	—	—	47,062,167
Hong Kong	59,939,341	—	—	59,939,341
Ireland	10,180,669	—	—	10,180,669
Japan	79,519,145	—	—	79,519,145
Mexico	9,297,975	—	—	9,297,975
Singapore	12,728,371	—	—	12,728,371
Spain	5,707,387	—	—	5,707,387
Sweden	20,331,237	—	—	20,331,237
United Kingdom	22,408,439	—	—	22,408,439
United States	432,581,117	—	—	432,581,117

Total Common Stock	767,543,960	—	—	767,543,960

Preferred Stock
United States	182,896,538	8,845,175	—	191,741,713

Total Investments in Real Estate Securities	$950,440,498	$8,845,175	$—	$959,285,673

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the year ended December 31, 2018, there have been no significant changes to the Trust’s fair valuation methodology.

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

(b) Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal year, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

(c) Forward Foreign Currency Contracts – The Trust enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of December 31, 2018, the Trust did not hold any forward foreign currency contracts.

(d) Options – The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an

ANNUAL REPORT 2018	17

Notes to Financial Statements continued

option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of December 31, 2018, the Trust’s did not hold any options contracts.

(e) Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

(f) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. This managed distribution policy permits the Trust to include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views this policy as a potential means of further supporting the market price of the Trust’s shares through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

For the year ended December 31, 2018, the Trust is no longer required to present certain line items on the Statement of Changes in Net Assets. The requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and these line items are now presented together as distributions to shareholders. All distributions during the year ended December 31, 2017 were distributions of net investment income. Additionally, end of year net assets includes distributions in excess of net investment income of $(7,300,616) as of December 31, 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. See Note 7 for tax basis of distributable earnings.

(g) Use of Estimates – The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting year. Actual results could differ from those estimates.

3.	Derivative Instruments

The effect of derivative instruments on the Trust’s Statement of Operations for the year ended December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss)	Change in unrealized appreciation (depreciation)

Equity Risk

Written options	$1,737,099	$76,564

For the year ended December 31, 2018, the average month-end notional value of written options was $27,856,908.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. During the year ended December 31, 2018, the Trust incurred management fees of $9,477,112, of which $701,639 is a payable as of year-end.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

6.	Portfolio Securities

For the year ended December 31, 2018, there were purchases and sales transactions (excluding short-term securities) of $784,716,792 and $915,771,262, respectively. These purchases and sales transaction amounts differ from the amounts disclosed on the Statement of Cash Flows primarily due to the re-characterization of dividends from ordinary income to return of capital and capital gain.

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2018, the Trust did not incur any income tax, interest, or penalties. As of December 31, 2018, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2015, through December 31, 2018, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributable earnings or accumulated losses in the composition of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and total distributable earnings /(Accumulated Loss) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, and total distributable earnings. For the year ended December 31, 2018, the adjustments were to decrease additional paid-in capital by $26,672,975 and decrease accumulated loss by $26,672,975 due to the difference in the treatment for book and tax purposes of passive foreign investment company (“PFIC”) investments and recognition of foreign currency gain(loss) as ordinary income(loss), distribution reclasses and expiring capital losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2018, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. $26,711,743 of capital loss carryforwards expired during the year ended December 31, 2018.

ANNUAL REPORT 2018	19

Notes to Financial Statements concluded

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. At December 31, 2018, the Trust had no expiring capital losses. The Trust had short-term capital losses of $16,157,305, with no expiration and long-term capital losses of $41,585,791, with no expiration.

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Trust’s following taxable year. The Trust incurred and will defer qualified late year ordinary losses of $44,870 during 2018. The Trust incurred and will defer Post-October capital losses of $12,866,390 during 2018.

For the year ended December 31, 2018, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $19,584,966 of ordinary income (reflected in the Statement of Changes in Net Assets as distributions from distributable earnings) and $50,369,330 of return of capital, respectively. For the year ended December 31, 2017, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $69,954,296 of ordinary income and $0 of return of capital, respectively.

Information on the tax components of net assets as of December 31, 2018 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Appreciation on Foreign Currency, Options	Qualified Late Year Ordinary Losses	Qualified Post- October Capital Deferral	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$1,029,043,186	$15,698,101	$(85,455,614)	$(69,757,513)	$2,033	$(44,870)	$(12,866,390)	$ (57,745,027)

8.	Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At December 31, 2018, there were borrowings in the amount of $74,110,800 on the Trust’s line of credit.

The average daily amount of borrowings during the year ended December 31, 2018 was $140,293,259 with an average interest rate of 2.58%. The maximum amount outstanding for the year ended December 31, 2018, was $190,767,900. The Trust had borrowings under the line of credit for all 365 days during 2018.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the year ended December 31, 2018 and the year ended 2017, respectively. At December 31, 2018, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned none of the common shares outstanding as of December 31, 2018.

At December 31, 2018, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since December 31, 2018, the Trust paid a dividend on January 31, 2019 of $0.05 per share for the month of January 2019. No other notable events have occurred between year-end and the issuance of these financial statements.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Report of Independent

Registered Public Accounting Firm

To the Shareholders and Board of Trustees

CBRE Clarion Global Real Estate Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CBRE Clarion Global Real Estate Income Fund (the Trust), including the portfolio of investments, as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers, or other appropriate procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.

Philadelphia, Pennsylvania

February 25, 2019

ANNUAL REPORT 2018	21

Supplemental Information (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $10,872,471 was received by the Trust through December 31, 2018. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, 2.31% of ordinary income distributions for the year ended December 31, 2018 qualified for the corporate dividends-received deduction.

In February 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.

Corporate Governance

The Fund submitted its Annual CEO certification for 2018 to the New York Stock Exchange (“NYSE”) on October 30, 2018 stating that the CEO was not aware of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund had filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Commission’s website at www.sec.gov.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 10, 2018.

With regard to the election of the following Trustees of the Fund:

	Number of Shares In Favor	Number of Shares Withheld

Asuka Nakahara	102,404,890.270	3,308,796.348

The other Trustees of the Fund whose terms did not expire in 2018 are Richard Sutton, John R. Bartholdson, T. Ritson Ferguson and Frederick S. Hammer.

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 59	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors (since March 2016); Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC (since 1995)	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 63	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009)	1	Comcast Corporation (since 2017)
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 82	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group and a member of its investment committee (1994 - 2018)	1	Payall, Inc. (since 2018); Homeowners Insurance Corp. (since 2006); JetPay Corporation (2011-2016)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 83	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000) (Retired)	1	Unidel Foundation, Inc. (since 2012); and Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (2006-2015)
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 74	3 years/ 15 years	Trustee/ Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007) (Retired)	1	Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013-2016); Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012)

(1)

Each Trustee is elected to serve a three-year term concurrent with the class of Trustees to which he belongs. Messrs. Sutton and Bartholdson, as Class III Trustees, are currently serving a term expiring at the Trust’s 2019 annual meeting of shareholders; Mr. Sutton has informed the Board that he intends to retire from the Board upon the conclusion of his term and, therefore, will not stand for re-election at the 2019 annual meeting of shareholders. Messrs. Ferguson and Hammer, as Class I Trustees, are currently serving a term expiring at the Trust’s 2020 annual meeting of shareholders. Mr. Hammer has informed the Board that he intends to retire from the Board upon the conclusion of his term and, therefore, will not stand for re-election at the 2020 annual meeting of shareholders. Mr. Nakahara, as Class II Trustee, is currently serving a term expiring at the Trust’s 2021 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.
**

Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

ANNUAL REPORT 2018	23

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 41 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 50 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007).

24	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) continued

Board Considerations in Approving the Advisory Agreement

At a meeting of the Board held on December 6, 2018, the Board approved the continuation of the investment management agreement (the “Advisory Agreement”) between the Advisor and the Trust through December 31, 2019. Overall, the Board concluded that continuation of the Advisory Agreement was in the best interests of the Trust and consistent with the expectations of its shareholders. In determining to approve the continuation of the Advisory Agreement, the Board took into account a number of factors, in each case in the context of the specific facts and circumstances of the Trust and without assigning relative weight to any factor or identifying any factor as determinative.

In approving the continuation of the Advisory Agreement, the Board reviewed the nature, extent and quality of advisory services and administrative services provided by the Advisor, including the performance achieved by the Advisor for the Trust in varying market environments. The Board considered the consistency of the Advisor’s investment decision-making process, the experience of the Advisor’s personnel, the stability of the Advisor and its parent company, and the continuing commitment of the Advisor’s executive management team and management committee to the operation and management of the Trust. The Board also considered the administrative resources devoted by the Advisor to oversight of the Trust’s operations, without separate charge to the Trust. The Board noted the Trust’s strategic focus on providing income to its shareholders and discussed current industry and economic trends and conditions. In reviewing the Trust’s performance, the Board considered information relating to the reported performance and fees and expenses of comparable closed-end real estate funds (“peer group funds”) and the Advisor’s view as to the reasons for performance differences, including the Trust’s global investment mandate, its focus on providing income and minimal use of leverage as compared to certain of the peer group funds and the Trust’s overall risk profile. The Board also considered information relating to the reported performance and fees and expenses of open-end real estate funds, as a point of reference. The Board concluded that the quality of the services provided to the Trust by the Advisor, including the performance achieved for the Trust relative to its primary and secondary investment objectives, was satisfactory and supported the continued retention of the Advisor by the Trust.

The Board also considered the level of compensation to which the Advisor is entitled under the Advisory Agreement and concluded that fees paid to the Advisor by the Trust are not excessive and that the advisory fee rate is reasonable under the circumstances of the Trust. In reaching this conclusion, the Board considered the Trust’s advisory fee structure and the methodology with which the Advisor’s fee is calculated. The Board also considered information provided by the Advisor with respect to the profits realized by the Advisor as a result of its services to the Trust, including the factors considered by the Advisor in determining such profits, and the Advisor’s profitability in connection with its management of other advisory accounts and its services as sub-advisor to certain funds and separate accounts. The Board also considered the fact that the Trust’s advisory fee had remained comparable to that of peer group funds (some of which funds are charged separately for administrative services provided by their investment managers) while its expense ratio remained considerably lower than the average expense ratio of peer group funds. Additionally, the Board considered the extent to which the Advisor might benefit indirectly from its relationship with the Trust.

ANNUAL REPORT 2018	25

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the SEC (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold your shares through a financial intermediary (like a broker), you can inform the intermediary that you wish to continue receiving paper copies of your shareholder reports. If you are the registered owner of your shares, you should contact the Fund’s transfer agent.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 505000, Louisville, KY 40233, Phone Number: (866) 221-1580.

26	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

LOUISVILLE, KENTUCKY

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2.	Code of Ethics.

(a)

The Trust, as of the end of the period covered by this report, has adopted a Code of Ethics for Senior Financial Officers (the “Financial Officer Code of Ethics”) that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, and that relates to any element of the code of ethics description.

(d)

The Trust has not granted any waivers, including an implicit waiver, from a provision of the Financial Officer Code of Ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Trust’s Financial Officer Code of Ethics is attached hereto as an exhibit.

Item 3.	Audit Committee Financial Expert.

All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, each member of the committee is financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment. In addition, the Board has determined that John R. Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,000 for 2018 and $49,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,000 for 2018 and $23,500 for 2017. Services include income tax return services including the review and signing of the Trust’s Form 1120-RIC as prepared by the Trust’s administrator.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,200 for 2018 and $0 for 2017. These services consisted of certain filings to reclaim taxes paid to European countries by the Trust.

(e) (1)

(i)  The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.

“Related Entities” means (i) CBRE Clarion Securities LLC (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.

Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the NYSE, in accordance with the Sarbanes Oxley Act.

Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

100% percent of services described in each of paragraphs (b) through (d) of this Item were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the last two fiscal years of the Trust was $396,600 for 2018 and $365,400 for 2017.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Trust has a separately designated audit committee consisting of all the independent trustees of the Trust. The members of the audit committee are: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John R. Bartholdson.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Trust’s and the Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 5, 2019 :

T. Ritson Ferguson

Principal, Chief Executive Officer and Global Chief Investment Officer, CBRE Clarion Securities LLC since 1992

Steven D. Burton

Principal, and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1995

Joseph P. Smith

Principal, President and Co-Chief Investment Officer, CBRE Clarion Securities LLC since 1997

(a)(2) Other Accounts Managed (as of December 31, 2018).

The Portfolio Managers are also collectively responsible for the day-to-day management of the Advisor’s other accounts, as indicated by the following table.

Name of Portfolio Managers	Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Managed with Advisory Fee Based on Performance	Managed with Advisory Fee Based on Performance
T. Ritson Ferguson	Registered Investment Companies	10	$4,619,206,038	0	$0
	Other Pooled Investment Vehicles	22	$1,690,607,771	1	$76,403,333
	Other Accounts	36	$3,969,537,090	5	$1,566,934,755
Steven D. Burton	Registered Investment Companies	7	$3,856,222,833	0	$0
	Other Pooled Investment Vehicles	15	$1,439,517,781	1	$76,403,333
	Other Accounts	23	$2,524,416,130	4	$1,056,668,298
Joseph P. Smith	Registered Investment Companies	9	$4,535,089,889	0	$0
	Other Pooled Investment Vehicles	16	$1,433,895,618	1	$76,403,333
	Other Accounts	34	$3,557,607,622	5	$1,566,934,755

Potential Conflicts of Interests

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Trust. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Trust. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Trust maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

In principle, portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Compensation for each portfolio manager other than Mr. Ferguson is structured as follows:

Base Salary—Each portfolio manager receives a base salary. Base salaries have been established at a competitive market levels and are set forth in the portfolio manager’s employment agreement. An annual adjustment is made based on changes in the consumer price index. Base salaries are be reviewed periodically by the CBRE Clarion Compensation Committee and its Board of Directors, but adjustments are expected to be relatively infrequent.

Bonus—Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the portfolio manager’s contribution to the team, firm, and overall investment process. Each of the portfolio managers is a member of the Committee. Incentive compensation allocations are reported to the Board of Directors, but the Board’s approval is not required.

Deferred Compensation—CBRE Clarion requires deferral of a percentage of incentive compensation exceeding a certain threshold in respect of a single fiscal year. The Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth and to encourage continued cooperation among key employees in providing services to CBRE Clarion’s clients. The value of deferred bonus amounts is tied to the performance of CBRE Clarion investment funds chosen by the Compensation Committee; provided, that the Committee may elect to leave a portion of the assets uninvested. Deferred compensation vests incrementally, one-third after 2 years, 3 years and 4 years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause or conduct detrimental to the firm.

Profit Participation—Each of the portfolio managers is a principal and owns shares of the firm. The firm distributes its income to its owners each year, so each portfolio manager receives income distributions corresponding to his ownership share. Ownership is structured so that the firm’s principals receive an increasing share of the firm’s profit over time. In addition, a principal may forfeit a portion of his ownership if he resigns voluntarily.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Group’s 401(k) plan.

As the Chief Executive Officer of CBRE Global Investors, Mr. Ferguson’s compensation differs to some degree from the other portfolio managers, although it is comprised of similar elements:

Base Salary - Mr. Ferguson’s base salary has been established and approved by the Compensation Committee of the Board of Directors of CBRE Group, Inc. (the “Committee”). (CBRE Group, Inc. is the majority owner of CBRE Clarion.) CBRE provides competitive base salaries that allow the company to attract and retain a high-performing leadership team at a reasonable level of fixed costs. Base pay levels generally reflect a variety of factors, such as the executive’s skill and experience, the seniority of the position, the difficulty of finding a replacement, affordability, and the positioning of the base pay against market salary levels and against base salaries of other senior executives at the company. Base salaries are generally reviewed annually during the first quarter of the year, but may also be reviewed at other times if the executive officer’s responsibilities have materially changed or other special circumstances so warrant.

Annual Performance Award (Cash) - The CBRE Compensation Committee grants annual performance awards to executives under a stockholder-approved Executive Incentive Plan (EIP). The EIP is an incentive plan that permits executives to earn performance awards up to an individual cap based on a percentage of CBRE Group’s adjusted EBITDA for the relevant performance period (which cap is 1.5% for Mr. Ferguson). Within the framework of the EIP, the Committee uses the Executive Bonus Plan (EBP) to establish target and maximum awards and determine actual payouts thereunder to the company’s executives. The EBP is designed to motivate and reward executives by aligning pay with annual performance, and the amount of an award thereunder is measured by the executive’s success against a combination of challenging financial and strategic performance measures established by the Committee. The maximum payout of annual performance awards to an executive under the EBP is less than his or her respective cap under the EIP. Notwithstanding the maximum amount, the Committee may exercise its discretion in any year to award additional amounts to an executive up to his or respective cap under the EIP or to pay additional bonus outside of the EIP. For business line executives such as Mr. Ferguson, financial performance targets are measured against adjusted EBITDA against plan at both the global (CBRE Group) level and at the segment and business line levels (CBRE Development Services and CBRE Global Investors). Pursuant to his employment agreement, 60% of Mr. Ferguson’s EBP award is weighted based on financial performance measures and the remaining 40% is to be weighted on both financial performance measures and individual strategic measures. Target financial performance under the EBP corresponds to the Board-approved internal financial and operating plan established at the beginning of each performance year. Following year-end, our actual financial performance is compared to the targeted financial performance, and a resulting ‘adjustment factor’ is applied to the relevant portion of the executive’s target EBP award. Although company financial performance is critical to its success, the Committee also believes that a portion of the EBP award should be affected by reference to performance against important strategic measures. The payout of the strategic measure component of annual performance awards is more qualitative in nature and subjective in measurement. These measures – which the Committee approves for each executive at the beginning of each performance year—enable the Committee to influence management’s performance against strategies beyond near-term financial measures to include certain strategic measures such as the quality of earnings, the positioning of the business for the future and the mitigation of risk. Following the end of the performance year, the Committee reviews each executive’s performance against the various strategic measures that were established at the beginning of the year, determines the relative weighting of each strategic measure, and considers any special factors that couple have affected performance during the year. The Committee then further reviews each executive’s performance relative to his or her executive colleagues and takes into account other objectives and measures that may have become important to the company or the executive during the year that are not reflected in the formal strategic review measures approved at the beginning of the performance year. Based on this review, the Committee determines a final ‘strategic measures performance multiplier’ to be applied against the strategic measures portion of the target EBP award.

Long-Term (Equity-Based) Incentives - CBRE uses equity compensation as a long-term incentive to create alignment with stockholders, to reward achievement of multi-year financial objectives, and as a retention tool for top executives that have the most direct impact on corporate results. The link to performance in long-term incentive grants is prospective in nature. For example, equity grans encourage executives to not only to contribute to contribute to the creation of additional stockholder value, but also to help maintain and preserve existing stockholder value—because the executives share that value through their equity. Equity grans are subject to multi-year vesting schedules, which helps the company retain key talent. Generally, the Committee grants annual equity awards in two forms: a Time Vesting Equity Award and an Adjusted EPS Equity Award. Time Vesting Equity Awards vest 25% per year over a four-year period. Adjusted EPS Equity Awards are generally granted with a target number of restricted stock units, zero to 200% of which may be earned based on the achievement of certain adjusted EPS performance targets (over a minimum threshold) as measured on a cumulative basis over two fiscal years, with full vesting of any earned amount three years after the grant date. The CEO recommends to the Committee each year the recipients of equity awards as well as the amount of each award. In evaluating these recommendations and making its final award determinations for all executive officers, the Committee considers (i) the executive’s position within the organization, (ii) ongoing performance and expected contributions by the executive to the company’s future success; and (iii) input from the Committee’s independent compensation consultant, taking into consideration relevant market data (when applicable), pay equity among the relevant employee group and other factors.

CBRE Clarion Profit Participation— Mr. Ferguson remains a principal and owns shares of CBRE Clarion. CBRE Clarion distributes its income to its owners each year, and Mr. Ferguson receives income distributions corresponding to his ownership share.

(a)(4)    Disclosure of Securities Ownership

The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2018.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned

T. Ritson Ferguson	$100,001-$500,000

Steven D. Burton	$100,001-$500,000

Joseph P. Smith	$10,001-$50,000

(b)    Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Financial Officer Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) Proxy Voting Policies and Procedures.

(d) Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.(1)

(1) The Trust has received exceptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date    March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date    March 5, 2019

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date    March 5, 2019

*	Print the name and title of each signing officer under his or her signature.